The Investment Company of America® Statement of Additional Information Supplement August 5, 2015 (for statement of additional information dated March 1, 2015)

The last paragraph in the “Execution of portfolio transactions” section of the statement of additional information is amended in its entirety to read as follows:

At the end of the fund’s most recently completed fiscal year, the fund’s regular broker-dealers included Citigroup Global Markets Inc., Credit Suisse Group and Charles Schwab & Co., Inc. At the end of the fund’s most recently completed fiscal year, the fund held equity securities of Citigroup Inc. in the amount of $267,845,000, Credit Suisse Group AG in the amount of $318,022,000 and Charles Schwab Corporation in the amount of $36,445,000.

Keep this supplement with your statement of additional information.

Lit No. MFGEBS-139-0815O CGD/10149-S51329